FBR Marketing Trip
Boston, Mass
February 22, 2011

David L. Brown, Chairman, President and CEO

Safe Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com's expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as "believe", "growing", "emerge" or words of similar meaning. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Web.com's Form 10-Q for the quarter ended September 30, 2010 , as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

web.com

Safe Harbor Statement

Some of the measures in this presentation are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP financial measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included in Web.com's filings with the Securities and Exchange Commission, which are available at www.sec.gov, as well as in this presentation.

Company Overview

- Leading provider of online marketing services, domain names, website building tools, lead generation and eCommerce solutions for the small business market
- Founded in 1997 with headquarters in Jacksonville, FL
- Nearly 1M small business customers
- Business model = high growth + earnings:
  - 2005 – 2011 Projected Revenue CAGR of 30+%
  - 2005 – 2011 Projected Non-GAAP EPS CAGR of 30+%
- Non-GAAP Revenue Run Rate of ~ $180 million based on 4Q'10 revenues of $45 million
- Named to Deloitte's 2010 Technology Fast 500 ™

web.com

Web.com Uniqueness

Broad Suite of Products

- Offer complete solutions from launch to ongoing optimization
- Both custom design and marketing as well as Do-It-Yourself
- User-friendly and competitive pricing cater to small businesses

Bundled Service Offerings

- High value product bundles provide price-conscious solutions
- Product bundles optimize purchasing and reduce deliberation

Consultative Approach to Customers

- Online marketing experts provide high-touch guidance
- Act as "in-house" web support for customers

Automation

- Factory approach enabled by proprietary tools & technology
- Subject matter experts in different phases of delivery process

Value Measurement

- Management tools to track campaigns
- Analytics to track online traffic and leads
- Measuring effectiveness via lead, email, or a call

Web.com Scorecard



Email & Phone Leads



Website Traffic & Trend Analysis



Synergy between Web.com & Register.com

- Web.com & Register.com have partnered for 10 years
  - **Register is the domain registrar for Web.com's clients**
  - **Web.com powers Register.com's DIY product**
- Estimate $10 million in annualized pre-tax cost savings
  - $5 million in 2011; full impact of $10 million in 2012
- Initial revenue opportunity: Cross-sell/up-sell Web.com's higher ARPU products and services to Register.com domain customers
- Next: Invest more marketing $$ to attract new subscribers
- Combined company should generate meaningful free cash flow to pay down debt + invest in sales & marketing to accelerate growth

Fourth Quarter 2010 Highlights

- Total net subscribers were 954,000 at the end of quarter (after overlapping customers were removed)
    - Customer churn was a record low 1.8%
    - Average Revenue per User (ARPU) was $15.39, up from $14+ (assuming Register.com was integrated for all of 3Q'10)
- Non-GAAP gross margin improved to 61.4%, up from 61% in 3Q'10 and 60.1% in 4Q'09.
- Non-GAAP earnings per diluted share = $0.24 vs. $0.16 LY
    - ~ $0.04 upside from better cash tax rate + one-time adj.
- Paid down $6 million in debt, $3.8 million more than required for the second quarter in a row of accelerated repayment
- Introduction of new product: custom Company Facebook page

web.com

Investment Highlights

- Uniquely focused on small business market which is undergoing mass adoption of the Internet
- Large installed subscriber base with significant growth potential
- Unmatched breadth and depth of proprietary services
- Strong financial position with enough free cash flow to quickly de-lever company
- Demonstrated ability and appetite to grow via acquisition & organic means
  - Core competency in executing M&A
  - 11 companies in 10 years

web.com

GAAP to Non-GAAP Reconciliation

GAAP revenue to Non-GAAP revenue

	2005	2006	2007	2008	2009	2010	4Q 2010	4Q 2010 annualized
GAAP Revenue	$ 34	$ 49	$ 80	$ 120	$ 107	$ 120	$ 38	$ 150
FMV adjustment to deferred revenue					59	13	7	30
Non-GAAP Revenue	$ 34	$ 49	$ 80	$ 120	$ 166	$ 133	$ 45	$ 180

web.com

GAAP to Non-GAAP Reconciliation

GAAP revenue to Non-GAAP revenue

	4Q09	3Q10	4Q10
GAAP Revenue	$ 26,343	$ 32,734	$ 37,649
FMV adjustment to deferred revenue	2	5,726	7,338
Non-GAAP Revenue	$ 26,345	$ 38,460	$ 44,987
GAAP Gross Profit	15,699	17,779	20,022
FMV adjustment to deferred revenue	2	5,726	7,338
Stock compensation	135	141	148
Non-GAAP Gross Profit	15,836	23,646	27,508
GAAP Gross Margin	59.6%	54.3%	53.2%
Stock compensation	0.5%	0.4%	0.4%
FMV adjustment to deferred revenue	0.0%	6.7%	7.6%
Non-GAAP Gross Margin	60.1%	61.5%	61.1%

web.com

GAAP to Non-GAAP Reconciliation

Diluted Net Income (Loss) Per Share

	2005	2006	2007	2008	2009	2010
GAAP EPS	$ (0.05)	$ 0.44	$ 0.06	$ (3.51)	$ 0.10	$ (0.13)
Diluted equity and warrants per share				0.28		0.01
Amortization of intangibles	0.09	0.05	0.18	0.34	0.39	0.47
Goodwill & Asset Impairment				3.45		
Stock based compensation	0.06	0.11	0.16	0.16	0.18	0.17
Loss on disposal of fixed assets						
Preferred Stock Dividends per share	0.08					
Preferred Stock Conversion	0.02					
Income tax benefit (expense)		(0.16)	0.09		(0.05)	(0.51)
Restructuring			0.01	0.03	0.07	0.08
Corporate Development						0.11
Amortization of deferred financing fees						0.02
Cash income tax			(0.01)	(0.01)	(0.01)	(0.03)
Fair value adjustment to deferred revs			0.03	0.01		0.48
Fair value adjustment to prepaid reg fees						0.01
Non-GAAP EPS	$ 0.20	$ 0.44	$ 0.52	$ 0.75	$ 0.68	$ 0.68

GAAP to Non-GAAP Reconciliation

4Q '10 Diluted Net Income (Loss) Per Share

		4Q'10
Diluted GAAP EPS	$	(0.50)
Diluted equity and warrants per share		0.05
Amortization of intangibles		0.14
Goodwill & Asset Impairment		
Stock based compensation		0.05
Loss on disposal of fixed assets		
Preferred Stock Dividends per share		
Preferred Stock Conversion		
Income tax benefit (expense)		0.23
Restructuring		0.01
Corporate Development		
Amortization of deferred financing fees		0.01
Cash income tax		(0.02)
Fair value adjustment to deferred revs		0.26
Fair value adjustment to prepaid reg fee:		0.01
Diluted Non-GAAP EPS	$	0.24